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                    Supplement to November 1, 2001 Prospectus
                                       for
                           The Hirtle Callaghan Trust

                  The date of this Supplement is July 31, 2002

Change in Investment Policies for Certain Portfolios. The Portfolios listed below have adopted non-fundamental investment policies obligating such a Portfolio to commit, under normal market conditions, at least 80% of its assets in the type of investment suggested by the Portfolio's name. For purposes of such an investment policy, "assets" includes the Portfolio's net assets, as well as any amounts borrowed for investment purposes. The Trust's Board of Trustees has adopted a policy to provide investors with at least 60 days' notice prior to any change in such an investment policy. Any notice required to be delivered to shareholders of such Portfolios for the purpose of announcing an intended change in the non-fundamental policy listed below will be provided in plain English in a separate written document. Each such notice will contain, in bold-face type and placed prominently in the document, the following statement: "Important Notice Regarding Change in Investment Policy." This statement will also appear on the envelope in which such notice is delivered.

       a. The Value Equity Portfolio will invest at least 80% of its assets in equity securities.
       b. The Growth Equity Portfolio will invest at least 80% of its assets in equity securities.
       c. The Small Capitalization Equity Portfolio will invest at least 80% of its assets in equity securities of "small-cap" issuers. Companies with capitalizations of between $250 million and $1.5 billion at the time of purchase, and companies that are at the time of purchase, in the Russell 2000 Index (without regard to their market capitalization), are considered small cap issuers.
       d. The International Equity Portfolio will invest at least 80% of its assets in equity securities of issuers located in at least three countries other than the United States.
       e. The Fixed Income Portfolio will invest at least 80% of its assets in fixed income securities.
       f. The High Yield Bond Portfolio will invest at least 80% of its assets in those fixed income securities (sometimes referred to as "junk bonds") that are rated below the fourth highest category assigned by one of the major independent rating agencies or below, or of comparable quality.
       g. The Fixed Income II Portfolio will invest at least 80% of its assets in fixed income securities.

As set forth in the Prospectus under the heading "Investment Risk and
Strategies: About Temporary Investment Practices," a Portfolio may attempt to maintain liquidity pending investment by investing up to 20% of their respective assets allocated to it by a particular Portfolio in U.S. Government Securities or short-term money market instruments, as described in the Prospectus. Under extraordinary market or economic conditions, all or any portion of a Portfolio's assets may be invested in short-term money market instruments for temporary defensive purposes. If such action is taken by a Specialist Manager as a result of an incorrect prediction about the effect of economic, financial or political conditions, the performance of the affected Portfolio will be adversely affected and the Portfolio may be unable to achieve its objective.

The High Yield Bond Portfolio. W.R. Huff Asset Management Co., L.L.C. ("Huff Asset Management") serves as a Specialist Manager for The High Yield Bond Portfolio. Huff Asset Management is headquartered at 1776 On The Green, 67 Park Place, Morristown, New Jersey 07960 and, as of March 31, 2002, managed total assets of approximately $10.3 billion. Since the firm's inception, Huff Asset Management has specialized in investing in the high yield markets and has substantial experience in the management and operation of pooled income vehicles, as well as pension plan assets.

Huff Asset Management uses a team approach in managing the assets of The High Yield Bond Portfolio managed by it. The investment selection process is based on income generation, capital appreciation and preservation of capital. Huff Asset Management relies upon exhaustive fundamental research and careful credit analysis in an effort to identify issuers with the ability to meet their obligations and the potential to improve their overall financial health. Individual selections are grounded on a "bottom-up" research technique, with a secondary focus on sector and industry selection. For each security under consideration, a horizon analysis is prepared, with a view to projecting

                                                      The Hirtle Callaghan Trust
                                       Supplement to November 1, 2001 Prospectus
                                                  Supplement Date: July 31, 2002
                                                                     Page 1 of 2

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the total anticipated return and taking into account anticipated income generation and capital appreciation. Huff Asset Management adheres to a strong sell discipline and will not maintain a lagging position on a hope of improved performance. Huff Asset Management will generally effect a sale when it believes that the security's future total return is less attractive relative to other securities (because much of the appreciation has been captured), if the company begins to perform poorly, the industry outlook changes, or any other event occurs that changes the investment conclusion.

Pursuant to a portfolio management agreement ("Agreement") between Huff Asset Management and the Trust, Huff Asset Management receives a fee, payable monthly, calculated at an annual rate of .50% of the average daily net assets of the Portfolio. The following table and accompanying example describe the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The inforrmation shown assumes that the Portfolio's assets are allocated equally between the Portfolio's two Specialist Managers. It is intended to reflect management fees and expenses that would have been incurred if the Agreement had been in effect during the period September 26, 2000 (commencement of the Portfolio's operations) through December 31, 2001. The net assets of the High Yield Bond Portfolio as of December 31, 2001 were $134,248,143.

    Annual Operating Expenses                    Example: This Example is intended to help you compare the
    (Expenses that are deducted from the         cost of investing in the Portfolio with the cost of
    Portfolio's assets, expressed as a           investing in other mutual funds. The Example assumes that
    percentage of average net assets)            you invest $10,000 in the Portfolio for the time periods
                                                 indicated and then redeem all of your shares at the end of those periods. The Example also assumes the reinvestment of all dividends and distributions in shares of the Portfolio
    Management Fee                 .49%          and that your investment has a 5% return each year and that
    Other Expenses                 .19%          the Portfolio's operating expenses remain the same. Although
    Total Portfolio                              your actual cost may be higher or lower, based on these
    Operating Expenses             .68%          assumptions, your costs would be:


                                                       1 Year ............   $69
                                                       3 Years ...........  $218

The Agreement, which became effective on July 1, 2002, was approved by the Board of Trustees on May 16, 2002, and the shareholders of The High Yield Portfolio on June 28, 2002.

Management of the Trust. Page 32 of the Trust's prospectus is amended by adding the following to the final paragraph of the section of "Management of the Trust" entitled "Morgan Stanley Investments LP":

Thomas L. Bennett, W. David Armstrong and Roberto M. Sella, each of whom is a Managing Director of MSIM, also serve as portfolio managers for the Fixed Income II Portfolio. Mr. Bennett joined MSIM in 1984 as a portfolio manager and has been with the firm since that time. Mr. Armstrong joined MSIM in 1998 as a portfolio manager, having served as a senior vice president and manager of the U.S. proprietary trading group for Lehman Brothers from 1995 - 1997. Mr. Sella has been with MSIM since 1992, when he joined the firm as an analyst.

The Fixed Income II Portfolio. The investment objective of The Fixed Income II Portfolio is to achieve above-average return over a market cycle of three to five years. The performance benchmark for this Portfolio is the Lehman Brothers Aggregate Bond Index. Although there is no minimum or maximum maturity for any individual security, the Specialist Managers actively manage the interest rate risk of the Portfolio within a range relative to this benchmark. The effective dollar weighted average portfolio maturity of the Portfolio will generally be over 5 years.

The High Yield Bond Portfolio. The investment objective of The High Yield Portfolio is to achieve above-average return over a market cycle of three to five years. The performance benchmark for this Portfolio is the Credit Swiss/First Boston High Yield Index. Although there is no minimum or maximum maturity for any individual security, the Specialist Manager actively manages the interest rate risk of the Portfolio within a range relative to this benchmark. The effective dollar weighted average portfolio maturity of the Portfolio will generally be over 5 years.

                                                      The Hirtle Callaghan Trust
                                       Supplement to November 1, 2001 Prospectus
                                                  Supplement Date: July 31, 2002
                                                                     Page 2 of 2